                                                                    EXHIBIT 99.1

                      CERTIFICATES FOR HOME EQUITY LOANS
                                 SERIES 2000-C

      INFORMATION REGARDING INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

Set forth below is information regarding home equity loan contracts transferred to the trust formed in June 2000, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated June 6, 2000, the additional contracts transferred to the trust on the closing date and the subsequent contracts which were transferred to the trust on August 14, 2000, which was before the expiration of the pre-funding period. There will be no more subsequent contracts transferred to the trust after August 14, 2000. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated June 6, 2000.

  The tables below show additional characteristics of the initial loans. Due to rounding, the percentages in the following tables may not sum to 100%.

                Geographical Distribution of Mortgaged Properties

                                                                   % of Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
                         as of Cut-off Date as of Cut-off Date      Cut-off Date
                         ------------------ ------------------- ---------------------
Alabama.................         108          $  9,641,791.26            2.41%
Arizona.................         122            15,764,166.69            3.94
Arkansas................          11               965,352.67            0.24
California..............         279            49,447,230.24           12.36
Colorado................         149            22,348,718.55            5.59
Connecticut.............          11             1,483,557.34            0.37
Delaware................           5               516,605.10            0.13
District Of Columbia....          24             3,407,213.13            0.85
Florida.................         102            10,334,379.54            2.58
Georgia.................         177            21,550,466.98            5.39
Idaho...................           6               523,600.01            0.13
Illinois................         148            17,837,923.57            4.46
Indiana.................         151            14,191,362.06            3.55
Iowa....................          28             2,177,722.95            0.54
Kansas..................          30             3,653,137.54            0.91
Kentucky................          67             5,977,849.05            1.49
Louisiana...............          23             2,323,569.55            0.58
Maine...................           3               374,420.91            0.09
Maryland................         170            27,376,554.85            6.84
Massachusetts...........          33             4,926,605.55            1.23
Michigan................         105            10,286,100.63            2.57
Minnesota...............          36             4,738,800.17            1.18
Mississippi.............          49             4,095,964.81            1.02
Missouri................          66             5,955,752.98            1.49
Montana.................           6               526,995.32            0.13
Nebraska................          19             1,761,985.18            0.44
Nevada..................          45             5,743,454.29            1.44
New Hampshire...........           4               595,092.34            0.15
New Jersey..............           8             1,051,745.83            0.26
New Mexico..............          13             1,220,897.18            0.31
New York................          23             3,415,699.22            0.85
North Carolina..........         217            21,318,622.22            5.33
Ohio....................         424            40,558,229.11           10.14
Oklahoma................          22             1,683,254.09            0.42
Oregon..................          36             5,036,315.53            1.26
Pennsylvania............          81             7,467,960.73            1.87
Rhode Island............          16             1,924,046.41            0.48
South Carolina..........         109             9,691,312.04            2.42
South Dakota............           4               297,090.09            0.07
Tennessee...............          84             7,697,964.95            1.92
Texas...................          58             7,455,227.74            1.86
Utah....................          63             8,889,388.16            2.22
Vermont.................           1                82,843.73            0.02
Virginia................         136            19,683,726.91            4.92
Washington..............          65             9,376,680.11            2.34
West Virginia...........          24             1,954,204.74            0.49
Wisconsin...............          22             2,139,593.31            0.53
Wyoming.................           6               531,753.63            0.13
                               -----          ---------------          ------
    Total...............       3,389          $400,002,928.99          100.00%
                               =====          ===============          ======

                              Years of Origination

                                                                    % of Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
Year of Origination      as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------      ------------------ ------------------- ---------------------
1997....................           2          $    333,429.22            0.08%
1998....................          13             1,665,692.72            0.42
1999....................         425            50,981,276.14           12.75
2000....................       2,949           347,022,530.91           86.75
                               -----          ---------------          ------
    Total...............       3,389          $400,002,928.99          100.00%
                               =====          ===============          ======

                      Distribution of Original Loan Amounts

                                                                   % of Loans by
                                            Aggregate Principal Outstanding Principal
  Original Loan Amount    Number of Loans   Balance Outstanding     Balance as of
      (in Dollars)       as of Cut-off Date as of Cut-off Date      Cut-off Date
  --------------------   ------------------ ------------------- ----------------------
$ 10,000 to $19,999.....           1          $     16,493.84               *%
$ 20,000 to $29,999.....          14               357,903.78            0.09
$ 30,000 to $39,999.....          54             1,935,681.49            0.48
$ 40,000 to $49,999.....         150             6,844,946.50            1.71
$ 50,000 to $59,999.....         229            12,745,117.09            3.19
$ 60,000 to $69,999.....         277            18,023,799.55            4.51
$ 70,000 to $79,999.....         350            26,197,526.18            6.55
$ 80,000 to $89,999.....         316            26,635,107.81            6.66
$ 90,000 to $99,999.....         269            25,483,420.99            6.37
$100,000 to $109,999....         226            23,736,214.84            5.93
$110,000 to $119,999....         208            23,834,458.87            5.96
$120,000 to $129,999....         173            21,600,532.07            5.40
$130,000 to $139,999....         169            22,763,948.87            5.69
$140,000 to $149,999....         146            21,126,673.93            5.28
$150,000 to $159,999....         123            19,042,236.46            4.76
$160,000 to $169,999....          87            14,254,683.02            3.56
$170,000 to $179,999....          97            16,877,258.01            4.22
$180,000 to $189,999....          69            12,708,658.21            3.18
$190,000 to $199,999....          66            12,874,394.10            3.22
$200,000 to $209,999....          42             8,616,790.11            2.15
$210,000 to $219,999....          47            10,095,518.22            2.52
$220,000 to $229,999....          38             8,542,278.67            2.14
$230,000 to $239,999....          37             8,668,123.92            2.17
$240,000 to $249,999....          30             7,322,447.39            1.83
$250,000 to $259,999....          26             6,611,517.06            1.65
$260,000 to $269,999....          26             6,868,149.51            1.72
$270,000 to $279,999....          27             7,401,137.02            1.85
$280,000 to $289,999....          23             6,532,149.69            1.63
$290,000 to $299,999....          13             3,832,990.38            0.96
$300,000 to $309,999....          10             3,038,073.93            0.76
$310,000 to $319,999....           9             2,810,478.30            0.70
$320,000 to $329,999....          12             3,905,956.40            0.98
$330,000 to $339,999....           7             2,335,529.27            0.58
$340,000 to $349,999....           9             3,097,471.43            0.77
Over $349,999...........           9             3,265,262.08            0.82
                               -----          ---------------          ------
    Total...............       3,389          $400,002,928.99          100.00%
                               =====          ===============          ======

--------------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

                               Current Loan Rates

                                            Aggregate Principal       % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Range of Loan Rates      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
 7.000% to  7.999%......           8          $  1,167,284.14               0.29%
 8.000% to  8.999%......         529            71,445,243.61              17.86
 9.000% to  9.999%......       1,574           196,710,665.03              49.18
10.000% to 10.999%......         980           104,024,784.11              26.01
11.000% to 11.999%......         239            21,707,521.65               5.43
12.000% to 12.999%......          57             4,779,249.82               1.19
Greater than 13.000%....           2               168,180.63               0.04
                               -----          ---------------             ------
    Total...............       3,389          $400,002,928.99             100.00%
                               =====          ===============             ======

                          Remaining Months to Maturity

Months Remaining to                         Aggregate Principal   % of Initial Loans by
Scheduled Maturity        Number of Loans   Balance Outstanding   Outstanding Principal
as of Cut-off Date       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
 91 to 120..............           1          $    147,677.54               0.04%
151 to 180..............           3               425,168.17               0.11
301 to 330..............           1               215,140.66               0.05
331 to 360..............       3,384           399,214,942.62              99.80
                               -----          ---------------             ------
    Total...............       3,389          $400,002,928.99             100.00%
                               =====          ===============             ======

                          Original Loan-to-Value Ratio

                                            Aggregate Principal       % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
15.01% to 20.00%........           1          $     24,958.63               0.01%
25.01% to 30.00%........           4               242,048.50               0.06
30.01% to 35.00%........           1                26,461.26               0.01
35.01% to 40.00%........           2                79,941.76               0.02
40.01% to 45.00%........           2                57,478.47               0.01
45.01% to 50.00%........           3               372,646.04               0.09
50.01% to 55.00%........           9               582,922.78               0.15
55.01% to 60.00%........          14             1,291,988.37               0.32
60.01% to 65.00%........          18             1,251,182.56               0.31
65.01% to 70.00%........          41             3,248,563.69               0.81
70.01% to 75.00%........         104             8,962,138.20               2.24
75.01% to 80.00%........         356            36,120,405.43               9.03
80.01% to 85.00%........         409            42,324,591.71              10.58
85.01% to 90.00%........       1,316           156,151,917.65              39.04
90.01% to 95.00%........         944           131,601,234.06              32.90
95.01% to 100.00%.......         165            17,664,449.88               4.42
                               -----          ---------------             ------
    Total...............       3,389          $400,002,928.99             100.00%
                               =====          ===============             ======

                          Month of Next Rate Adjustment

                                                  Aggregate Principal       % of Loans by
                                Number of Loans   Balance Outstanding   Outstanding Principal
Month of Next Rate Adjustment  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-----------------------------  ------------------ ------------------- --------------------------
May 2000....................             1          $     98,338.30               0.02%
July 2000...................             2               333,429.22               0.08
August 2000.................             5               435,909.36               0.11
September 2000..............             3               232,767.08               0.06
November 2000...............             1               165,140.74               0.04
December 2000...............             2               304,046.23               0.08
February 2001...............             1                80,919.32               0.02
March 2001..................             1               139,538.92               0.03
April 2001..................             2               271,669.97               0.07
May 2001....................             2               194,111.37               0.05
June 2001...................             4               512,281.01               0.13
July 2001...................             7               895,228.42               0.22
August 2001.................             7               806,779.03               0.20
September 2001..............            14             2,181,050.21               0.55
October 2001................            23             2,409,784.02               0.60
November 2001...............            47             5,756,562.63               1.44
December 2001...............           130            15,660,164.67               3.92
January 2002................           233            26,378,227.99               6.59
February 2002...............           581            65,863,261.53              16.47
March 2002..................           800            95,815,800.31              23.95
April 2002..................           815            96,514,760.10              24.13
May 2002....................           417            51,077,862.60              12.77
June 2002...................           149            17,700,051.34               4.42
July 2002...................            26             3,269,173.65               0.82
August 2002.................             1                78,020.53               0.02
October 2002................             1               144,699.31               0.04
November 2002...............             2               150,520.19               0.04
December 2002...............             5               593,943.91               0.15
January 2003................             3               253,850.60               0.06
February 2003...............            27             2,988,557.79               0.75
March 2003..................            30             2,872,499.98               0.72
April 2003..................            31             3,747,650.36               0.94
May 2003....................            13             1,781,408.67               0.45
June 2003...................             2               194,419.63               0.05
July 2003...................             1               100,500.00               0.03
                                     -----          ---------------             ------
    Total...................         3,389          $400,002,928.99             100.00%
                                     =====          ===============             ======

                          Distribution of Gross Margin

                                            Aggregate Principal          % of Loans
                          Number of Loans   Balance Outstanding  by Outstanding Principal
Gross Margin             as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------             ------------------ ------------------- --------------------------
Less than 3.000%........           1          $     67,679.61               0.02%
3.000% to 3.249%........           1                80,577.94               0.02
3.250% to 3.499%........           1               119,945.77               0.03
3.500% to 3.749%........           1                80,719.59               0.02
3.750% to 3.999%........           1                67,357.59               0.02
4.000% to 4.249%........           6               897,096.93               0.22
4.250% to 4.499%........          12             1,225,898.00               0.31
4.500% to 4.749%........          31             4,323,793.17               1.08
4.750% to 4.999%........          93            14,493,851.67               3.62
5.000% to 5.249%........         175            23,420,969.32               5.86
5.250% to 5.499%........         386            48,524,002.17              12.13
5.500% to 5.749%........         429            55,333,424.04              13.83
5.750% to 5.999%........         427            52,855,054.68              13.21
6.000% to 6.249%........         451            50,844,374.39              12.71
6.250% to 6.499%........         413            47,640,484.17              11.91
6.500% to 6.749%........         306            33,649,611.80               8.41
6.750% to 6.999%........         221            24,386,795.28               6.10
7.000% to 7.249%........         154            15,254,585.30               3.81
7.250% to 7.499%........          86             8,803,530.90               2.20
7.500% to 7.749%........          87             8,801,474.15               2.20
7.750% to 7.999%........          48             4,054,262.85               1.01
8.000% to 8.249%........          14             1,364,431.32               0.34
8.250% to 8.499%........          11             1,094,676.04               0.27
8.500% to 8.749%........          15               969,090.19               0.24
8.750% to 8.999%........          11               849,989.26               0.21
9.000% to 9.249%........           4               382,752.39               0.10
9.250% to 9.499%........           1                85,987.51               0.02
9.750% to 9.999%........           3               330,512.96               0.08
                               -----          ---------------             ------
    Total...............       3,389          $400,002,928.99             100.00%
                               =====          ===============             ======

                               Maximum Loan Rates

                                            Aggregate Principal       % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Maximum Loan Rates       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------------       ------------------ ------------------- --------------------------
12.000% to 12.249%......           1          $    118,768.63               0.03%
13.250% to 13.499%......           1               147,988.97               0.04
13.750% to 13.999%......           2               297,418.41               0.07
14.000% to 14.249%......           1               103,489.61               0.03
14.250% to 14.499%......          14             2,267,342.38               0.57
14.500% to 14.749%......          35             4,993,803.24               1.25
14.750% to 14.999%......         369            48,966,252.00              12.24
15.000% to 15.249%......          74             9,639,962.49               2.41
15.250% to 15.499%......         287            37,124,655.23               9.28
15.500% to 15.749%......         269            35,704,334.39               8.93
15.750% to 15.999%......         650            80,414,009.48              20.10
16.000% to 16.249%......         136            16,026,221.81               4.00
16.250% to 16.499%......         327            35,621,150.36               8.91
16.500% to 16.749%......         245            27,421,658.29               6.86
16.750% to 16.999%......         396            43,316,045.02              10.83
17.000% to 17.249%......          68             6,706,265.01               1.68
17.250% to 17.499%......         130            13,350,617.00               3.34
17.500% to 17.749%......          80             8,740,642.27               2.19
17.750% to 17.999%......         132            13,321,639.29               3.33
18.000% to 18.249%......          31             3,063,057.31               0.77
18.250% to 18.499%......          43             3,849,528.28               0.96
18.500% to 18.749%......          29             2,547,731.88               0.64
18.750% to 18.999%......          26             2,118,186.22               0.53
19.000% to 19.249%......           8               947,156.53               0.24
19.250% to 19.499%......          17             1,442,164.00               0.36
19.500% to 19.749%......           2               167,519.57               0.04
19.750% to 19.999%......           4               284,475.26               0.07
20.000% to 20.249%......           2               146,897.94               0.04
20.500% to 20.749%......           5               388,631.50               0.10
21.000% to 21.249%......           2               191,137.82               0.05
21.250% to 21.499%......           1               121,315.25               0.03
24.000% to 24.249%......           1               128,191.42               0.03
25.000% to 25.249%......           1               324,672.13               0.08
                               -----          ---------------             ------
    Total...............       3,389          $400,002,928.99             100.00%
                               =====          ===============             ======

                               Minimum Loan Rates

                                            Aggregate Principal       % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Minimum Loan Rates       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------------       ------------------ ------------------- --------------------------
 3.000% to  3.249%......           1          $     80,577.94               0.02%
 4.250% to  4.499%......           9               913,620.88               0.23
 4.500% to  4.749%......          13             1,791,786.54               0.45
 4.750% to  4.999%......          34             5,664,150.55               1.42
 5.000% to  5.249%......          44             6,288,855.24               1.57
 5.250% to  5.499%......         157            20,225,619.44               5.06
 5.500% to  5.749%......         110            14,577,692.60               3.64
 5.750% to  5.999%......         141            18,188,875.15               4.55
 6.000% to  6.249%......         133            14,147,977.36               3.54
 6.250% to  6.499%......         118            13,247,459.42               3.31
 6.500% to  6.749%......         106            11,380,754.43               2.85
 6.750% to  6.999%......         105            11,905,253.04               2.98
 7.000% to  7.249%......          50             5,476,267.09               1.37
 7.250% to  7.499%......          36             3,598,224.31               0.90
 7.500% to  7.749%......          22             2,201,858.91               0.55
 7.750% to  7.999%......          23             2,522,651.12               0.63
 8.000% to  8.249%......           6               495,396.83               0.12
 8.250% to  8.499%......          25             3,465,367.05               0.87
 8.500% to  8.749%......          35             4,832,808.77               1.21
 8.750% to  8.999%......         314            40,757,959.78              10.19
 9.000% to  9.249%......          59             7,772,312.77               1.94
 9.250% to  9.499%......         269            34,427,184.50               8.61
 9.500% to  9.749%......         264            33,515,180.44               8.38
 9.750% to  9.999%......         483            58,034,208.28              14.51
10.000% to 10.249%......          97            10,439,040.65               2.61
10.250% to 10.499%......         215            22,540,220.84               5.64
10.500% to 10.749%......         146            16,328,541.28               4.08
10.750% to 10.999%......         183            18,941,630.01               4.74
11.000% to 11.249%......          46             4,380,618.65               1.10
11.250% to 11.449%......          55             4,715,849.82               1.18
11.500% to 11.749%......          25             1,950,557.04               0.49
11.750% to 11.999%......          26             1,951,910.90               0.49
12.000% to 12.249%......           7               811,063.58               0.20
12.250% to 12.499%......          14             1,101,816.30               0.28
12.500% to 12.749%......           7               325,006.16               0.08
12.750% to 12.999%......           9               826,496.96               0.21
13.250% to 13.499%......           1                56,700.00               0.01
14.000% to 14.249%......           1               121,434.36               0.03
                               -----          ---------------             ------
  Total.................       3,389          $400,002,928.99             100.00%
                               =====          ===============             ======